Harnessing the Power of microRNA Systems Biology



miRagen Therapeutics

NASDAQ: MGEN

Jefferies Global Healthcare Conference
June 8, 2017

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements relating to Miragen Therapeutics, Inc., including statements about our plans to obtain funding, develop and commercialize our therapeutic candidates, our planned clinical trials, the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates, the clinical utility of our therapeutic candidates and our intellectual property position. You can identify forward-looking statements by the use of forward-looking terminology including "believes," "expects," "may," "will," "should," "seeks," "intends," "plans," "pro forma," "estimates," or "anticipates" or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These forward-looking statements should not be relied upon as predictions of future events as we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

miRagen Therapeutics Highlights

- A clinical stage biopharmaceutical company with programs in Oncology and Fibrosis
  - *MRG-106 in CTCL → miR-155 elevated lymphoma / leukemia*
  - *MRG-201 cutaneous fibrosis & tissue repair → pathological fibrosis & connective tissue disorders*
- Expertise in nucleic acid drug discovery and development
  - *microRNA validation, oligonucleotide chemistry, translational medicine*
- Strategic collaboration with Servier in cardiovascular disease
  - *miRagen retains commercial rights in the U.S. and Japan*
- Current cash runway expected through 2018
  - *$54.3 million cash and equivalents as of March 31, 2017*

miRagen

Experienced Executive Leadership Team



William S. Marshall, Ph.D.
President & Chief Executive Officer

ThermoFisher Scientific | Dharmacon | Amgen



Adam Levy
Chief Business Officer

Wedbush | Merrill Lynch | Jefferies



Jason A. Leverone, C.P.A.
Chief Financial Officer

Replidyne | CreekPath Systems | Arthur Andersen



Paul Rubin, M.D.
Executive Vice President, R&D

XOMA | resolvyx pharmaceuticals | Critical Therapeutics

miRagen

microRNA Therapeutics - Regulate Systems Biology to Modify Disease


Cytoplasm
Cytoplasm
Nucleus
Nucleus
Add miRNA Mimics
Add miRNA Inhibitors
Results in Decreased Protein Expression
Results in Increased Protein Expression
Regulated Protein Expression

- **The objective of microRNA-targeted therapy is to achieve disease modification by restoring system homeostasis.**
- microRNAs regulate complex biological systems
- microRNA-targeted therapies are intrinsically focused on disease-relevant pathways
- microRNA therapeutics particularly suited for complex, multigenic disorders

miRagen

Foothold Clinical Development Strategy

- Biomarker driven early clinical trials
- Progressive de-risking
- May improve probability of success
- Accelerate proof of concept in humans
- Initial rare disease indication may allow more rapid commercialization



1st Approval in Rare or Genetically Defined Disease
Paired diagnostic
Genotype /phenotype enrichment
Response biomarkers
mPoC
Ph2b/3 registration trial
Breakthrough Designation
cPoC
Parallel Indication Expansion
Approvals in Broader Indications
cPoC
Further registration trials
cPoC

miRagen

Pipeline of Therapeutic Candidates

Candidate	Disease Area	Pre-clinical	IND Enabling	Phase I	Partner/ Internal
★ MRG-106	Hematological Malignancies	Cutaneous T-cell Lymphoma (CTCL)			miRagen
		Viral Lymphomas			
		Other miR-155 Elevated NHL			
★ MRG-201	Pathologic Fibrosis	Cutaneous Fibrosis			miRagen
		Idiopathic Pulmonary Fibrosis			
		Other Fibrotic Indications			
MRG-107	Neurodegeneration				miRagen
MRG-110	Ischemia				SERVIER

CTCL
Mycosis Fungoides



Nodular



Diffuse

miR-155
High NHL




A

Leukemia

CLL



ALL


I KICKED
CANCER'S
BUTT!

MRG-106

(miR-155 inhibitor)

Hematological Malignancies

miRagen

Regulating Systems Biology to Modify Disease

miR-155 is an OncomiR and a Pro-inflammatory microRNA


↑ miR-155
CEBPβ
SOCS
SHIP-1
Jarid2
PU.1
Wee1
Inflammation M1←M2
iNOS Cytokines T cell activation
PI3K/AKT/MAPK Proliferation Myeloid expansion
Leukemic transformation
Myeloid differentiation
DNA repair
IL-6, TNFa
Proliferation
IL-10, IL-12p40
Chromatin silencing
B cell and DC maturation
Inflammation / Immunity
Cancer

miRagen

MRG-106 Initial Indication: Mycosis Fungoides

Mycosis Fungoides (MF)

- Most common form of CTCL
- United States MF prevalence of 16,000-20,000 cases
- Initially indolent but with **<u>serious</u>** quality of life detriment
- 5-year survival of approximately 90.6% in newly diagnosed CTCL patients
- Average age at onset is 45-55 years for patients and is >60 years for patients who present with tumors or significant erythroderma
- 70-80% diagnosed with early stage MF with only skin involvement

Early Stage MF



Late Stage MF





miRagen

MRG-106: Two-Part Phase 1 CTCL Study

Part A

Intra-tumoral delivery of inhibitor of miR-155. **75 mg dose**



Pretreatment biopsy
Pretreatment biopsy
Placebo
MRG-106
Placebo biopsy
MRG-106 biopsy

Part B

Systemic SC or IV delivery to determine optimal potential dose.

300, 600 and 900 mg+ dose



MRG-106 Sub-cut.
Biopsy

Objectives:

- **Primary**: Investigate safety & tolerability of multiple injections
- **Secondary:** Characterize the pharmacokinetic profile
- **Exploratory**:
  - Pharmacodynamic profile
  - Gene expression alterations
  - Histopathology of lesion biopsy
  - Imaging of tumor morphology

Exploratory Efficacy Measurements in Part A: Intra-tumoral Injection

Patient	# of Doses	Dose Schedule	CAILS Score (Max/Min)	Maximal % Reduction in CAILS
107-001	3	-7, 1, 2	18 → 12	33%
102-001	5	-7, 1, 3, 5, 8	26 → 6	77%
101-001	5	-7, 1, 3, 5, 8	12 → 4	67%
105-001	4	1, 3, 5, 8	16 → 8	50%
102-003	4	1, 3, 5, 8	12 → 6	50%



CAILS (% of baseline)
100
90
80
70
60
50
40
30
20
10
0
0
5
10
15
20
25
30
35
40
Study day
= Last Dose

miRagen

Exploratory Efficacy Measurements in Part B: Systemic Administration



106-002
101-003
111-001
106-001
105-002
112-003
102-008
102-009
105-003
102-004
101-002
102-007
112-001
107-003
102-005
20
0
-20
-40
-60
-80
-100
Change in mSWAT Score (%)
9
3
6
6
6
6
9
7
24
6
6
16
8
14
24
*
* treatment is on-going
300 mg SC
300 mg IV
600 mg SC
600 mg IV
900 mg SC

miRagen

Note: Numbers in the bars are the number of doses administered

Potential Clinical Benefit of MRG-106 on Disease Observed as Early as Study Day 19

112-001



mSWAT Score
27
24
21
18
15
12
9
6
3
0
1 7 13 19 25 31 37 43 49 55 61 67
Study Day
100
80
60
40
20
0
mSWAT (% of Baseline)

107-003



mSWAT Score
6
5
4
3
2
1
0
10 20 30 40 50 60 70 80 90 100
Study Day
100
75
50
25
0
mSWAT (% of Baseline)

Grey shading = drug administration period, white = pause in drug administration

Day 1



Day 29



Day 1



Day 29



miRagen

Patient with Extensive Skin Disease (Baseline mSWAT of 180) Showed mSWAT Score Improvement


102-007
mSWAT Score
mSWAT (% of Baseline)
180
160
140
120
100
80
60
40
20
0
100
80
60
40
20
0
Grey shading = drug administration
1 9 17 25 33 41 49 57 65 73 81 89
Study Day

Day 1





Day 93

miRagen

Improvement in Total Skin Disease Score Correlates with MRG-106 Treatment



102-005
mSWAT Score
0
2
4
6
8
10
12
14
16
18
20
22
mSWAT (% of Baseline)
0
20
40
60
80
100
30
60
90
120
150
180
210
Study Day

Grey shading = drug administration period, white = pause in drug administration



Day 1
CAILS: 13
Day 19
CAILS: 10
Day 27
CAILS: 8
Day 57
CAILS: 5
Day 103
CAILS: 10
Day 131
CAILS: 8
Day 159
CAILS: 7
Day 186
CAILS: 6

miRagen

Alterations to Gene Expression Pathways Consistent with Intended Mechanism of Action


Saline Lesions
MRG-106 Lesions
IL4
IL6
IL12 (complex)
IL2
SOCS1
TP53
ESR1
STAT6
STAT4
NFKB1
NFKBIA
NR3C1
NFkB (complex)
Activated
Inactivated

MRG-106 treatment believed to decrease CTCL associated disease pathways including STAT and NFkB Pathways

miRagen

MRG-106 Potential Clinical Development Plan


Dose and Schedule Optimization in CTCL
Ph 1 CTCL
Ph 2 CTCL
mPoC
Interim Analysis
cPoC*
Parallel Indication Expansion in Ph1
ATLL
DLBCL / CLL
Other
Ph 2 in NHL / Leukemia**

miRagen


Skin


Lung


Liver


Eye

MRG-201

(miR-29 replacement)

Pathological Fibrosis & Tissue Repair

miRagen

miR-29 is a Regulator of Biological Pathways Implicated in Fibrosis


in vivo Validated Targets
Growth factors
TGF-β2, TGF-β3, EGF, IGF2, IGFBP5, PDGFA, PDGFC
Collagen transcription/translation
COL1A1, 1A2, 3A1, 5A1, 5A2, 5A3, 6A4, 6A5, 6A6, 8A1, 8A2, 9A1, 11A1, 12A1, 14A1, 22A1, 28A1
Post-translational modification & triple helix formation
HSP47, P4HA2, P4HA3, PLOD2
N- and C-terminal cleavage & secretion
PCOLCE2
Fibril cross-linking
LOXL2
Mature collagen fibrils
TGF-β + Matrix
miR-29
Inflammation

miRagen

MRG-201 First-In-Human Phase 1 Study in Induced Cutaneous Fibrosis

- Normal healthy volunteers at a single trial site (Montreal)
- 4 cohorts (n=3-10 per cohort):
  - A – establish PD marker kinetics in skin incision ✓
  - B – single ascending dose in intact skin ✓
  - C – single ascending dose around skin incision ✓
  - D – multiple ascending doses around skin incision ✓


Line or Incision
Line or Incision
Drug
Placebo

- MRG-201 at doses of 0.5-14mg in all cohorts has been well tolerated

Final data anticipated by end 2Q 2017

miRagen

MRG-201 Mechanistic Proof of Concept: PD Biomarkers Are Regulated in Human Incised Skin


COL1A1
COL1A2
COL3A1
Col5A2
ELN
FSTL
GIMAP7
MMP2
TGFB3
NUMB
SDC4
Log2 Fold Change
5
4
3
2
1
0
-1
-2
Incision Day 9
Incision Day 16
MRG-201 4mg
MRG-201 7mg
MRG-201 14mg
Incision vs. unwounded skin
Drug vs. saline at Day 5

- **Evidence of PD activity after single administration of MRG-201**
- PD biomarkers that are up-regulated in incised skin are down-regulated by MRG-201
- PD biomarkers that are down-regulated in incised skin are up-regulated by MRG-201

miRagen

Blinded Histology Analysis Shows Statistically Significant Reduction of Fibroplasia with MRG-201 vs Saline



Depth/Width (mm) or Area (mm²)
0
1
2
3
4
p=0.0464
p=0.0078
Saline
MRG-201
Saline
MRG-201
Saline
MRG-201
Width
Depth
Area
Fibroplasia

miRagen

Keloids – Cutaneous Pathologic Fibrosis

- Benign scar at the site of minor or major skin injuries (acne, trauma, surgery, burns)
- Results from an overgrowth of scar tissue
  - Excessive collagen I and III deposition
  - TGFβ has been implicated in the pathogenesis
- Available treatments: steroids, radiation, excision, cryosurgery, laser ablation, 5FU, interferon, triamcinolone acetonide, methotrexate…
  - Poor treatment response
  - High reoccurrence rate post-excision
  - High unmet medical need



Overgrowth of scar tissue
Keloid

miRagen




CM
1 2 3 4 5

miR-29 in IPF

Nebulized MRG-201 Attenuates Fibrosis Induced by Bleomycin in Preclinical Model



Hydroxyproline µg/right lung
250
200
150
100
50
0
*
*
*
Control
MRG-201
Saline
Control
MRG-201
Saline
Saline
Bleomycin

*p<0.05

MRG-201 or control dosing started 10 days after bleomycin administration - administered daily for 7 days

Note: Performed at Yale.

MRG-201 Potential Clinical Development Plan



IND
Keloids
Ph 1 Healthy Vol.
Ph 2 Keloids
mPoC
Interim
Analysis
Interim
Analysis
IND
Ph 1 IPF
IND
Ph 1 Hepatic

miRagen

Upcoming Events and Milestones

Program	2017	2018
Hematological Malignancies (MRG-106)	✓ Interim Phase 1 CTCL data presentation at ASCO (Q2) ❑ Phase 1 trial expansion to include 2nd indication (H2) ❑ Interim Phase 1 CTCL data presentation at ASH (Q4)	❑ Phase 1 trial expansion to include 3rd indication (H1) ❑ Initiation of Phase 2 trial in CTCL / NHL (H2)
Pathologic Fibrosis (MRG-201)	✓ Last patient dosed in Phase 1 dermatologic fibrosis trial (H1) ❑ Preclinical inhalation feasibility study results presentation at scientific conference (H2) ❑ Phase 1 results presentation at scientific conference (H2)	❑ Initiation of Phase 1 with inhaled formulation
Revascularization (MRG-110)	❑ Completion of IND/CTA enabling studies (Q4)	❑ Initiation of Phase 1

miRagen

Intellectual Property Portfolio

- Owner / exclusive licensee of 113 issued patents over 100 pending applications
  - *Composition of matter patents on all compounds*

- Exclusive licensee to LNA technology for multiple targets

- Freedom to operate with targeted miRNAs based on current claims and likely allowances


miRNA
IP
Chemistry
Indication

miRagen

Harnessing the Power of microRNA Systems Biology



miRagen Therapeutics

NASDAQ: MGEN

June 2017